Exhibit 10.24.10

Removed Facilities
[West) Ocala, Florida]
[(East) Ocala, Florida]
[Lakeland, Florida]
 [Venice, Florida]
[New Port Richey, FL]
[Morristown, Tennessee]
 [Dallas, Texas]
[Ontario, CA]

NINTH AMENDMENT TO AMENDED
AND RESTATED MASTER LEASE

THIS NINTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE (this “Amendment”) is made and entered into as of August 15, 2007 (the “Effective Date”), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCP”), WESTMINSTER HCP, LLC, a Delaware limited liability company (“Westminster HCP”), TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“Texas HCP”), HCP AL OF FLORIDA, LLC, a Delaware limited liability company (“HCP AL”), AL OF FLORIDA SUB, LLC, a Delaware limited liability company (“AL of Florida Sub”), EMERITUS REALTY V, LLC, a Delaware limited liability company (“ER-V”), and FAEC HOLDINGS (EP), LLC, a Delaware limited liability company (“FAEC”) (HCP, Westminster HCP, Texas HCP, HCP AL, AL of Florida Sub, ER-V and FAEC shall be referred to herein, collectively, as their interests may appear, as “Lessor”), on the one hand, and each of the Persons whose signatures are affixed hereto and who are identified on Appendix A attached hereto and incorporated herein by this reference (collectively, and jointly and severally, referred to herein as “Lessee”), on the other hand, with respect to the following:

RECITALS

A.           Lessor, as the current “Lessor,” and LHAL LLC, Cobbco Inc., Hillsborough LLC, Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, Cy-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, Venice LLC, Lakeland Hills LP, Irving LP, Chestnut Hill LLC, Summerville 9, Carrollwood LLC, Gainesville LLC, Fox Run LLC, Wekiwa Springs LLC, Oak Park, LLC, Lookout Pointe LLC, Oak Ridge LLC and Oviedo LLC (each as defined on Appendix A attached hereto) (collectively, and jointly and severally, “Lessee”), as the current “Lessee,” are parties to that certain Amended and Restated Master Lease dated as of April 20, 2005 (the “Original Master Lease”), as amended by that certain First Amendment to Amended and Restated Master Lease dated as of September 1, 2005 (the “First Amendment”), that certain Second Amendment to Amended and Restated Master Lease dated effective as of December 22, 2005 (the “Second Amendment”), that certain Third Amendment to Amended and Restated Master Lease dated as of January 31, 2006 (the “Third Amendment”), that certain Fourth Amendment to Amended and Restated Master Lease and Consolidation and Restatement of Beckett Lake Facility Master Lease dated as of May 31, 2006 (the “Fourth Amendment”), that certain Fifth Amendment to Amended and Restated Master Lease dated as of June 1, 2006 (the “Fifth Amendment”), that certain Sixth Amendment to Amended and Restated Master Lease dated as of August 1, 2006 (the “Sixth Amendment”), that certain Seventh Amendment to Amended and Restated Master Lease dated as of October 2, 2006 (the “Seventh Amendment”), and that certain Eighth Amendment to Amended and Restated Master Lease dated as of August 8, 2007 (the “Eighth Amendment,” and together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, and the Seventh Amendment, the “Amendments”), covering the Leased Property of thirty-one (31) mixed skilled nursing and assisted living care Facilities located in California, Connecticut, Florida, Maryland, New Jersey, Ohio, Texas, Tennessee and Virginia, all as more particularly described therein.  The Original Master Lease, as amended by the Amendments, shall hereinafter be referred to, collectively, as the “Master Lease.”  All capitalized terms used in this Amendment and not otherwise defined or modified herein shall have the meanings assigned to such terms in the Master Lease.

B.           Pursuant to the terms of that certain Guaranty of Obligations dated as of April 20, 2005 (as the same has been or may hereafter be amended or reaffirmed from time to time in writing, the “Existing Guaranty”), made by Summerville Senior Living, Inc., a Delaware corporation (“Existing Guarantor”) in favor of Lessor, Existing Guarantor guaranteed the obligations of Lessee under the Master Lease, all as more particularly described therein.

C.           Pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), Emeritus Corporation, a Washington corporation (“Emeritus”) has agreed to acquire all of the outstanding stock of Existing Guarantor, and as a result thereof, Existing Guarantor, and each Person comprising Lessee, has become or will become a direct or indirect wholly-owned Subsidiary of Emeritus.  The closing of the transactions contemplated by the Merger Agreement shall be referred to herein as the “Emeritus/Summerville Merger Closing.”

D.           Upon and subject to the terms of each of the agreements identified on Appendix B attached hereto (each, as the same may be amended or modified from time to time in accordance with the terms thereof, a “Portfolio Purchase Agreement,” and collectively, the “Portfolio Purchase Agreements”), between or among HCP and/or certain Affiliates of HCP, on the one hand, as “Seller,” and Emeritus and/or certain Affiliates of Emeritus, on the other hand, as “Buyer,” each “Seller” has agreed to sell, and each “Buyer,” has agreed to purchase the Leased Property of the (West) Ocala, FL Facility, the (East) Ocala, FL Facility, the Lakeland, FL, Facility, the Venice, FL Facility, the New Port Richey, FL Facility, the Morristown, TN Facility and the Dallas, TX Facility (aka Twleve Oaks East) and the Ontario, CA Facility (collectively, the “Repurchased Summerville Facilities,” and each a “Repurchased Summerville Facility”).

E.           Pursuant to the Portfolio Purchase Agreements, each “Seller” has also agreed to sell, and each “Buyer” has agreed to purchase the “Leased Property” of each “Facility” leased by HCP and its Affiliates to Emeritus, and its Affiliates under that certain Amended and Restated Master Lease dated as of September 18, 2002 (as amended, the “Emeritus Master Lease”).

F.           Effective immediately upon the Effective Date and the Closing Date (as defined in the Portfolio Purchase Agreements), and as a condition thereto, Lessor and Lessee desire to amend the Master Lease (i) to remove from the Leased Property thereof the Land, Leased Improvements, Related Rights, Fixtures, and Lessor’s Personal Property relating to each of the Repurchased Summerville Facilities, (ii) to remove AL of Florida Sub and ER-V as Persons comprising “Lessor” thereunder, and (iii) to amend the Master Lease in certain other particulars, all as more particularly set forth herein.

G.           Lessor and Lessee desire to enter into this Amendment to effectuate the matters set forth in the above Recitals, all as more particularly described herein.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.           Amendment and Termination With Respect to the Repurchased Summerville Facilities.  As of the Effective Date, the Master Lease is hereby amended to remove all references to the Repurchased Summerville Facilities, and each of them, and the Master Lease shall be terminated with respect to the Leased Property of each of the Repurchased Summerville Facilities (including any purchase option, right of first refusal or other right of Lessee to purchase the Leased Property of any Repurchased Summerville Facility).  The provisions of Section 5.2 of the Original Master Lease shall apply with respect to such termination of the Master Lease with respect to each of the Repurchased Summerville Facilities.  Notwithstanding the foregoing, the following obligations of Lessee under the Master Lease, shall be preserved and continue subsequent to the Effective Date with respect to the Repurchased Summerville Facilities:

(a)           Lessee shall remain responsible for and shall protect, indemnify, defend and hold Lessor harmless from and against any and all claims, liabilities, damages, actions and causes of action, costs and expenses, including reasonable attorneys’ fees, for which Lessee is responsible pursuant to the Master Lease with respect to the Repurchased Summerville Facilities, and each of them, and which accrue or have accrued before the Effective Date; and

(b)           Lessee shall remain responsible for all obligations of the “Lessee” under the Master Lease which accrue or have accrued before the Effective Date until full and complete payment and/or performance of the same, including payment of all Rent with respect to the Repurchased Summerville Facilities through the Effective Date.

(c)           Without limiting the provisions of subsections (a) and (b) above, Lessee shall remain responsible for and shall pay any personal property taxes assessed against the Leased Property of all of the Repurchased Summerville Facilities or any personal property of Lessee therein with a lien date prior to the Effective Date, irrespective of the date of the billing therefore, and shall protect, indemnify, defend and hold Lessor harmless with respect to any claims for such taxes or resulting from non-payment thereof.

2.           Removal of AL of Florida Sub and ER-V.  From and after the Effective Date, each of AL of Florida Sub and ER-V shall be removed as a Person comprising “Lessor” (as their interests may appear) under the Master Lease, as hereby amended, and neither AL of Florida Sub nor ER-V shall have any further obligations under the Master Lease, as hereby amended; provided, however, that Lessee shall remain liable to each of AL of Florida Sub and ER-V for all obligations of Lessee with respect to the Repurchased Summerville Facilities which accrue or have accrued before the Effective Date and which are preserved and continued subsequent to the Effective Date as provided in Section 1 above.

3.           Modifications to Terms of the Master Lease.  Effective as of the Effective Date, the Master Lease shall be amended and supplemented in the following particulars:

(a)           Supplemented Definitions.  The following definitions appearing in Article II of the Original Master Lease (as amended by the Amendments) shall be supplemented as follows:

Affiliate:  The meaning given to such term in the Original Master Lease, except that from and after the Emeritus/Summerville Merger Closing, if at all, with respect to Lessee and any Guarantor the term “Affiliate” shall exclude any Person that is an affiliate of Daniel R. Baty and that but for its relationship with Daniel R. Baty would not otherwise be considered an Affiliate of Lessee or any Guarantor.

Guarantor:  The meaning given to such term in the Original Master Lease, except that from and after the Emeritus/Summerville Merger Closing, if at all, “Guarantor” shall mean each of Existing Guarantor (as defined in the Recitals hereto) (and its successors by operation of law) and Emeritus (as defined in the Recitals hereto), and any future guarantor of Lessee’s obligations under the Master Lease, as hereby amended, pursuant to a written Guaranty.

Guaranty:  The meaning given to such term in the Original Master Lease, except that from and after the Emeritus/Summerville Merger Closing, if at all, “Guaranty” shall mean (i) the Guaranty of Obligations of even date with the original Master Lease (as the same has been or may hereafter be amended or re-affirmed from time to time in writing) made by Existing Guarantor, (ii) the New Emeritus Guaranty to be executed by Emeritus pursuant to Section 6 below promptly following the Emeritus/Summerville Merger Closing, and (iii) any future written guaranty of Lessee’s obligations under the Master Lease, as hereby amended, made by any subsequent Guarantor.

Transaction Documents:  The meaning given to such term in the Original Master Lease (as amended by the Amendments), together with this Amendment.

(b)           Definition of Lessor.  The definition of “Lessor” appearing in Article II of the Original Master Lease (as amended and restated pursuant to the Amendments) shall be further amended and restated to have the meaning given to such term in the preamble to this Amendment; provided, however, that from and after the Effective Date, each of AL Sub of Florida and ER-V shall be removed therefrom.

(c)           Definition of Consolidated Net Worth.  Notwithstanding anything to the contrary in the Master Lease (as hereby amended), paragraph (iii) of the definition of “Consolidated Net Worth” appearing in Section 2.1 of the Original Master Lease, is hereby amended and restated, in its entirety, to provide as follows:

“(iii)                      the sum of the following (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings): (a) intangible assets as defined and calculated in accordance with GAAP; (b) unamortized debt discount and expense; and (c) any write-up in book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financials, prior to the date hereof, excluding, however, any (i) net write-up in value of foreign currency in accordance with GAAP, (ii) write-up resulting from a reversal of a reserve for bad debts or depreciation, and (iii) write-up resulting from a change in methods of accounting for inventory.”

(d)           Transfers.  Effective as of the Emeritus/Summerville Merger Closing, if at all, Article XXIV of the Original Master Lease (as amended by the Amendments), is hereby amended and restated, in its entirety, with the provisions of Appendix C attached hereto and incorporated herein by this reference.

(e)           Financial Reporting.  In addition to the reports and information required to be delivered by Lessee pursuant to Section 25.1.2 of the Original Master Lease:

(i)                      within forty-five (45) days after the end of each fiscal quarter (other than the last fiscal quarter during any fiscal year of the applicable Person), Lessee shall furnish to Lessor (i) a copy of the unaudited consolidated balance sheets of Lessee, each Guarantor and their respective consolidated Subsidiaries as of the end of such fiscal quarter, and related unaudited consolidated statements, changes in common stock and other stockholders’ equity and changes in the financial position of Lessee, each Guarantor and their respective consolidated Subsidiaries for such fiscal quarter, and (ii) a statement of income of Lessee, each Guarantor and their respective consolidated Subsidiaries that sets forth the results for both such fiscal quarter and year-to-date, in all cases prepared in accordance with GAAP applied on a basis consistently maintained throughout the applicable period; and

(ii)           prior to each January 1st, and if requested each July 1st, of each Lease Year, Lessee shall furnish to Lessor projected financial statements of each of Lessee and each Guarantor, projecting at least twelve (12) months in advance, including, without limitation, Lessee’s and Guarantor’s income statement, balance sheet, and cash flow statement, all in a reasonable level of detail and prepared consistent with the accounting principals applied in the preparation of each entity’s annual financial statements and prepared in accordance with GAAP.

(f)           Exhibits and Schedules.

(i)           Exhibit A.  Exhibits A-5 (Ontario, CA), A-11 (New Port Richey, FL Land), A-12 (Lakeland, FL Land), A-14 ((East) Ocala, FL Land), A-15 (Venice, FL Land), A-16 ((West) Ocala, FL Land), A-20 (Dallas, TX Land) and A-29 (Morristown,  TN Land) attached to the Original Master Lease (as supplemented by the Amendments) are hereby deleted.

(ii)           Replacement of Exhibit C and Schedule 7.4.1.  Exhibit C and Schedule 7.4.1 to the Original Master Lease (as amended by the Amendments) are hereby further amended and replaced, in their entirety, with Exhibit C and Schedule 7.4.1 attached hereto, respectively.

4.           Representations and Warranties of Lessee.  As of the Effective Date hereof, each Lessee represents and warrants to the Lessor as follows:

(a)           Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.

(b)           This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.

(c)           Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee’s condition, financial or otherwise, or Lessee’s prospects or the Leased Property.

(d)           No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.

(e)           The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of such party; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.

5.           Consent to Emeritus/Summerville Merger Closing.  Subject to Lessee’s satisfaction of Lessee’s covenants and agreements set forth in Section 6 below, Lessor hereby consents (in its capacity as “Lessor” only) to the Emeritus/Summerville Merger Closing and agrees that no Transfer Consideration with respect to any Facility shall be payable under the Master Lease, as hereby amended, in connection with the Emeritus/Summerville Merger Closing.  Lessee acknowledges and agrees that Lessor’s consent to the Emeritus/Summerville Merger Closing shall not (i) constitute a consent to any such subsequent Transfer or (ii) be construed as a waiver, release or relinquishment by Lessor of any of Lessor’s rights and privileges (A) under the Master Lease (as hereby amended), including, the right to receive Transfer Consideration in connection with any subsequent Transfer to the extent provided in the Master Lease, as hereby amended, or (B) as a shareholder of Existing Guarantor.

6.           New Emeritus Guaranty.  Promptly upon the Emeritus/Summerville Merger Closing, Lessee covenants and agrees to cause Emeritus to execute and promptly deliver to Lessor a written guaranty of Lessee’s obligations under the Master Lease, as hereby amended, in substantially the form attached hereto as Appendix D.

7.           Failure of the Emeritus/Summerville Merger Closing.  In the event that the Emeritus/Summerville Merger Closing does not occur and the Merger Agreement is terminated for any reason, then (i) any amendment or supplement to the Master Lease pursuant to this Amendment that is to be effective as of the Emeritus/Summerville Merger Closing shall not be effective and shall have no further force or effect and (ii) Lessor’s consent to the Emeritus/Summerville Merger Closing pursuant to Section 5 above shall have no further force or effect.

8.           Financing Statement Amendments.  Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor’s security interest in the Collateral.

9.           Reaffirmation of Master Lease and Treatment Thereof.  Lessor and Lessee hereby acknowledge, agree and reaffirm that (a) except as otherwise expressly provided in the Master Lease, as hereby amended, the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement, and (b) the Master Lease, as hereby amended, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and Lessor shall be entitled to all of the benefits of ownership of the Leased Property, including depreciation for all federal, state and land tax purposes.

10.           Full Force and Effect; Counterparts; Facsimile Signatures.  Except as hereby amended, the Master Lease shall remain in full force and effect.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

LESSOR:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation

	By:	/s/ Brian J. Maas

	Its:	Brian J. Maas, Sr. Vice President

WITNESSES

/s/ Kristina Gonzales
(signature)

	Name:	Kristina Gonzales
(print)

/s/ Karen Long
(signature)

	Name:	Karen Long
(print)

WESTMINSTER HCP, LLC, a Delaware limited liability company

	By:	HCPI/Tennessee, LLC, a Delaware limited liability company, its Sole Member

	By:	Health Care Property Investors, Inc., a Maryland corporation, its Managing Member

		By:	/s/ Brian J. Maas

		Its:	Brian J. Maas, Sr. Vice President

WITNESSES

/s/ Kristina Gonzales
(signature)

	Name:	Kristina Gonzales
(print)

/s/ Karen Long
(signature)

	Name:	Karen Long
(print)

LESSOR (Continued):	TEXAS HCP HOLDING, L.P., a Delaware limited partnership

	By:	Texas HCP G.P., Inc., a Delaware corporation

		By:	/s/ Brian J. Maas

		Its:	Brian J. Maas, Sr. Vice President

WITNESSES

/s/ Kristina Gonzales
(signature)

	Name:	Kristina Gonzales
(print)

/s/ Karen Long
(signature)

	Name:	Karen Long
(print)

HCP AL OF FLORIDA, LLC, a Delaware limited liability company
	By:	Health Care Property Investors, Inc., a Maryland corporation, its Managing Member

		By:	/s/ Brian J. Maas

		Its:	Brian J. Maas, Sr. Vice President

WITNESSES

/s/ Kristina Gonzales
(signature)

	Name:	Kristina Gonzales
(print)

/s/ Karen Long
(signature)

	Name:	Karen Long
(print)

LESSOR (Continued):	EMERITUS REALTY V, LLC, a Delaware limited liability company[1]

	By:	Health Care Property Investors, Inc., a Maryland corporation, its Managing Member

		By:	/s/ Brian J. Maas

		Its:	Brian J. Maas, Sr. Vice President

WITNESSES

/s/ Kristina Gonzales
(signature)

	Name:	Kristina Gonzales
(print)

/s/ Karen Long
(signature)

	Name:	Karen Long
(print)

[Signatures continue on the following page]
______________________

1 NOTE:  From and after the Effective Date, Emeritus Realty V, LLC shall be removed as a Person comprising Lessor under the Master Lease, as hereby amended.

LESSOR (Continued):	FAEC HOLDINGS (EP), LLC, a Delaware limited liability company

	By:	Health Care Property Investors, Inc., a Maryland corporation, its Managing Member

		By:	/s/ Brian J. Maas

		Its:	Brian J. Maas, Sr. Vice President

WITNESSES

/s/ Kristina Gonzales
(signature)

	Name:	Kristina Gonzales
(print)

/s/ Karen Long
(signature)

	Name:	Karen Long
(print)

[Signatures continue on the following page]

LESSOR (Continued):	AL OF FLORIDA SUB, LLC, a Delaware limited liability company[2]

	By:	HCP AL OF FLORIDA, LLC, a Delaware limited liability company, its Sole and Managing Member

By: Health Care Property Investors, Inc., a Maryland corporation, its Managing Member

		By:	/s/ Brian J. Maas

		Its:	Brian J. Maas, Sr. Vice President

WITNESSES

/s/ Kristina Gonzales
(signature)

	Name:	Kristina Gonzales
(print)

/s/ Karen Long
(signature)

	Name:	Karen Long
(print)

[Signatures continue on the following page]
______________________
2 NOTE:  From and after the Effective Date, AL of Florida Sub, LLC shall be removed as a Person comprising Lessor under the Master Lease, as hereby amended.

LESSEE:	LH ASSISTED LIVING, LLC,
a Delaware limited liability company

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marjji Padden
(signature)

	Name:	Marjji Padden
(print)

/s/ Tara Anderson
(signature)

	Name:	Tara Anderson
(print)

SUMMERVILLE AT COBBCO, INC.,
a California corporation

	By:	/s/ Melanie Werdel
Melanie Werdel, Sr. VP - Administration

WITNESSES

/s/ Marjji Padden
(signature)

	Name:	Marjji Padden
(print)

/s/ Tara Anderson
(signature)

	Name:	Tara Anderson
(print)

LESSEE (Continued):	SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

SUMMERVILLE AT OCOEE, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb , President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):	SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):	SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

SUMMERVILLE AT PINELLAS PARK, LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA WEST, LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., a Delaware limited partnership

	By:	Summerville at CY-Fair, LLC, a Delaware limited liability company, Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):

SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership

	By:		Summerville at Friendswood, LLC, a Delaware limited liability company, Its General Partner

		By:	/s/ Granger Cobb
Granger Cobb, Preside nt

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:		Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:		Marjii Padden
(print)

SUMMERVILLE AT NEW PORT RICHEY, LLC, a Delaware limited liability company

	By:		/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:		Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:		Marjii Padden
(print)

LESSEE (Continued):

SUMMERVILLE AT LAKELAND, LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

SUMMERVILLE AT ST. AUGUSTINE LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):

SUMMERVILLE AT OCALA EAST, LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

SUMMERVILLE AT VENICE, LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):
SUMMERVILLE AT LAKELAND HILLS ASSOCIATES, L.P., a Delaware limited partnership

	By:	Summerville at Lakeland Hills, LLC, a Delaware limited liability company, Its General Partner

		By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjji Padden
(print)

SUMMERVILLE AT IRVING ASSOCIATES, L.P., a Delaware limited partnership

	By:	Summerville at Irving, LLC, a Delaware limited liability company, Its General Partner

		By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):

SUMMERVILLE AT CHESTNUT HILL, LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

SUMMERVILLE 9, LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):	SUMMERVILLE AT CARROLLWOOD, LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjii Padden
(signature)

	Name	Marjii Padden
(print)

SUMMERVILLE AT GAINESVILLE, LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):	SUMMERVILLE AT FOX RUN, LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

SUMMERVILLE AT WEKIWA SPRINGS LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):	SUMMERVILLE AT OAK PARK LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

THE TERRACE AT LOOKOUT POINTE LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

LESSEE (Continued):	THE ESTATES OF OAK RIDGE LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn
(signature)

	Name	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjii Padden
(print)

SUMMERVILLE AT OVIEDO LLC, a Delaware limited liability company

	By:	/s/ Melaine Werdel
Melanie Werdel, Sr. VP -Administration

WITNESSES

/s/ Tara Anderson
(signature)

	Name:	Tara Anderson
(print)

/s/ Marjji Padden
(signature)

	Name:	Marjji Padden
(print)

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

The undersigned Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that (A) its obligations under the Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as hereby amended, and (B) the Guaranty as hereby reaffirmed and extended shall be for the benefit of each party comprising Lessor under the Master Lease, as hereby amended.

SUMMERVILLE SENIOR LIVING,
INC., a Delaware corporation

By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Eric Mendelsohn

Name:	Eric Mendelsohn
(print)

/s/ Marjji Padden
(signature)

Name:	Marjji Padden
(print)

APPENDIX C

ARTICLE XXIV AMENDMENT AND RESTATEMENT

Effective as of the Emeritus/Summerville Merger Closing, if at all, Article XXIV of the Original Master Lease (as amended by the Amendments) is hereby amended, in its entirety, to read as follows:

ARTICLE XXIV.

24.1           Transfers.

24.1.1.                      Prohibition.  Subject to the provisions of Sections 24.1.10, 24.1.11,  and 24.1.12 , Lessee shall not, without Lessor’s prior written consent, which consent may not be unreasonably withheld or delayed, either directly or indirectly or through one or more step transactions or tiered transactions, voluntarily or by operation of law, (i) assign, convey, sell, pledge, mortgage, hypothecate or otherwise encumber, transfer or dispose of all or any part of this Lease or Lessee’s leasehold estate hereunder, (ii) Master Sublease all or any part of the Leased Property and/or any Capital Additions of any Facility, (iii) engage the services of any Person that is not an Affiliate of Lessee for the management or operation of more than ten percent (10%) of the Leased Property and/or any Capital Additions of any Facility, (iv) convey, sell, assign, transfer or dispose of any stock or partnership, membership or other interests (whether equity or otherwise) in Lessee (which shall include any conveyance, sale, assignment, transfer or disposition of any stock or partnership, membership or other interests (whether equity or otherwise) in any Controlling Person(s)), if such conveyance, sale, assignment, transfer or disposition results, directly or indirectly, in a change in control of Lessee (or in any Controlling Person(s)), (v) dissolve, merge or consolidate Lessee (which shall include any dissolution, merger or consolidation of any Controlling Person) with any other Person, if such dissolution, merger or consolidation, directly or indirectly, results in a change in control of Lessee or in any Controlling Person(s), (vi) sell, convey, assign, or otherwise transfer all or substantially all of the assets of Lessee (which shall include any sale, conveyance, assignment, or other transfer of all or substantially all of the assets of any Controlling Person) or (vii) enter into or permit to be entered into any agreement or arrangement to do any of the foregoing (each of the aforesaid acts referred to in clauses (i) through (vii) being referred to herein as a “Transfer”).  Any Occupancy Arrangement with respect to more than Ten Percent (10%) of any Facility in the aggregate to any Person and/or its Affiliates, directly or indirectly, or through one or more step transactions or tiered transactions, shall be deemed to be a “Master Sublease” hereunder.  For any Occupancy Arrangement transaction not requiring the consent of Lessor hereunder (i.e., an Occupancy Arrangement not constituting a Master Sublease or an engagement of a Person and/or its Affiliates, directly or indirectly, to manage not more than ten percent (10%) of any Facility), Lessee shall, within ten (10) days of entering into any such Occupancy Arrangement or management engagement, notify Lessor of the existence of such Occupancy Arrangement or management engagement and the identity of the Occupant or manager, as the case may be, and supply Lessor with a copy of the agreement relating to such Occupancy Arrangement or management engagement and any other related documentation, materials or information reasonably requested by Lessor.  Notwithstanding the foregoing or any other provisions of this Lease to the contrary, Lessee acknowledges that it is Lessor’s practice not to permit hypothecations or pledges of leasehold interests by its lessees.  Accordingly, Lessee hereby agrees that Lessor shall have the right to approve or disapprove of any such hypothecation or pledge of the leasehold estate created hereby by Lessee in Lessor’s sole and absolute discretion, and if Lessor shall approve the same Lessor shall be entitled to impose such conditions in connection therewith as Lessor deems appropriate.

App.C Page 1 of 9

24.1.2.                 Consent.

24.1.2.1                           Subject to the provisions of Sections 24.1.10, 24.1.11 and 24.1.12 below, prior to any Transfer, Lessee shall first notify Lessor of its desire to do so and shall submit in writing to Lessor: (a) the name of the proposed Occupant, assignee, manager or other transferee; (b) the terms and provisions of the Transfer, including any agreements in connection therewith; and (c) such financial information as Lessor reasonably may request concerning the proposed Occupant, assignee, manager or other transferee.  Except as otherwise provided in Sections 24.1.10, 24.1.11 or 24.1.12, Lessor may, as a condition to granting such consent, which consent may not be unreasonably withheld or delayed, and in addition to any other reasonable conditions imposed by Lessor, require that the obligations of any Occupant, assignee, manager or other transferee which is an Affiliate of another Person be guaranteed by its ultimate parent or other ultimate Controlling Person and that any Guaranty of this Lease be reaffirmed by the applicable Guarantor notwithstanding such Transfer.  In exercising its right of reasonable approval or disapproval to a proposed Transfer, Lessor shall be entitled to take into account any fact or factor which Lessor reasonably deems relevant to such decision, including the following, all of which are agreed to be reasonable factors for Lessor’s consideration:

(i)           The financial strength of the proposed Occupant, assignee, manager or other transferee, including the adequacy of its working capital.  In connection with a Transfer resulting from a merger or consolidation to which Emeritus Corporation, Washington corporation (“Emeritus”) is a party, Lessor shall be entitled to compare the Consolidated Net Worth and debt to equity ratio of the surviving party following the effectiveness of such event as compared to the Consolidated Net Worth and debt to equity ratio of Emeritus prior to such event.

(ii)           The operating experience of the proposed Occupant, assignee, manager or other transferee with respect to businesses of the nature, type and size of the applicable Facility.

(iii)           The quality and reputation of the proposed Occupant, assignee, manager or other transferee.

(iv)           Whether such Transfer will cause a breach or violation of any material agreements to which Lessee or any Controlling Person is a party.

(v)           Whether there then exists any Event of Default by Lessee pursuant to this Lease.

App.C Page 2 of 9

Moreover, Lessor shall be entitled to be reasonably satisfied that each and every covenant, condition or obligation imposed upon Lessee by this Lease and each and every right, remedy or benefit afforded Lessor by this Lease is not impaired or diminished by such Transfer.  No withholding of consent by Lessor for any reason deemed sufficient by Lessor shall give rise to any claim by Lessee or any other Person or entitle Lessee to terminate this Lease or to any abatement of Rent.

24.1.2.2                           In connection with any Transfer, Lessor shall be entitled to receive the applicable Transfer Consideration, if any.

24.1.2.3                           The consent by Lessor to any Transfer shall not constitute a consent to any subsequent Transfer or to any subsequent or successive Transfer.  Any purported or attempted Transfer contrary to the provisions of this Article shall be void and, at the option of Lessor, shall terminate this Lease.

24.1.3.                 Release of Existing Lessee and Guarantor Upon Certain Transfers.  Upon the consummation of any Transfer by Lessee that (a) constitutes an assignment of Lessee’s entire interest in this Lease, (b) requires Lessor’s prior written consent pursuant to the terms of this Article XXIV, and (c) receives such prior written consent by Lessor, Lessor shall release Lessee and any current Guarantor from all obligations arising under this Lease and any current Guaranty, as applicable, following the effective date of such Transfer, so long as each of the following conditions is met:

             (i)           The Consolidated Net Worth of the assignee (if the assignee’s stock is not listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market), or the Shareholder’s Equity of the assignee (if the assignee’s stock is listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market), immediately following the effectiveness of such Transfer shall be greater than an amount equal to the Consolidated Net Worth of Emeritus immediately following the Emeritus/Summerville Merger Closing date as reasonably determined by Lessor.

(ii)           The debt to equity ratio of the assignee following the effectiveness of such Transfer shall be less than an amount equal to the debt to equity ratio of Emeritus immediately following the Emeritus/Summerville Merger Closing date as reasonably determined by Lessor.  For purposes of this clause (ii), “debt” shall include the capitalized value of any leases required to be capitalized in accordance with GAAP to which Emeritus and/or such assignee (and/or their consolidated Subsidiaries) are parties and the same shall be demonstrated by financial statements prepared in accordance with GAAP and reasonably satisfactory to Lessor.

(iii)           The assignee shall have adequate experience and skill in (i) operating facilities comparable to the Facilities then covered by this Lease and (ii) a business of the nature, type and size of the business of Emeritus immediately prior to the effectiveness of such Transfer, as determined by Lessor in its reasonable discretion.

App.C Page 3 of 9

24.1.4.                 Attornment and Related Matters.  Any Occupancy Arrangement (whether or not the same constitutes a Master Sublease) or management engagement shall be expressly subject and subordinate to all applicable terms and conditions of this Lease and provide that Lessor, at its option and without any obligation to do so, may require any Occupant or manager to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee, as sublessor, licensor or otherwise under such Occupancy Arrangement or management engagement from the time of the exercise of such option to the termination of such Occupancy Arrangement or management engagement and in such case Lessor shall not be liable for any prepaid rents, fees or other charges or for any prepaid security deposits paid by such Occupant to Lessee or for any other prior defaults of Lessee under such Occupancy Arrangement or management engagement.  In the event that Lessor shall not require such attornment with respect to any Occupancy Arrangement or management engagement, then such Occupancy Arrangement or management engagement shall automatically terminate upon the expiration or earlier termination of this Lease, including any early termination by mutual agreement of Lessor and Lessee.  Furthermore, any Occupancy Arrangement, management engagement or other agreement regarding a Transfer shall expressly provide that the Occupant, assignee, manager or other transferee shall furnish Lessor with such financial, operational or other information about the physical condition of the applicable Facility, including the information required by Section 25.1.2 herein, as Lessor may request from time to time.

24.1.5.                 Assignment of Lessee’s Rights Against Occupant Under a Master Sublease.  If Lessor shall consent to a Master Sublease, then the written instrument of consent, executed and acknowledged by Lessor, Lessee and the Occupant thereunder, shall contain a provision substantially similar to the following:

(i)           Lessee and such Occupant hereby agree that, if such Occupant shall be in default of any of its obligations under the Master Sublease, which default also constitutes an Event of Default by Lessee under this Lease, then Lessor shall be permitted to avail itself of all of the rights and remedies available to Lessee against such Occupant in connection therewith.

(ii)           Without limiting the generality of the foregoing, Lessor shall be permitted (by assignment of a cause of action or otherwise) to institute an action or proceeding against such Occupant in the name of Lessee in order to enforce Lessee’s rights under the Master Sublease, and also shall be permitted to take all ancillary actions (e.g., serve default notices and demands) in the name of Lessee as Lessor reasonably shall determine to be necessary.

(iii)           Lessee agrees to cooperate with Lessor, and to execute such documents as shall be reasonably necessary, in connection with the implementation of the foregoing rights of Lessor.

App.C Page 4 of 9

(iv)           Lessee expressly acknowledges and agrees that the exercise by Lessor of any of the foregoing rights and remedies shall not constitute an election of remedies, and shall not in any way impair Lessor’s entitlement to pursue other rights and remedies directly against Lessee.

24.1.6.                 Costs.  Lessee shall reimburse Lessor for Lessor’s reasonable costs and expenses incurred in conjunction with the processing and documentation of any request to Transfer, including attorneys’, architects’, engineers’ or other consultants’ fees whether or not such Transfer is actually consummated.

24.1.7.                 No Release of Lessee’s Obligations.  Except as expressly set forth in Section 24.1.3 above, no Transfer shall relieve Lessee of its obligation to pay the Rent and to perform all of the other obligations to be performed by Lessee hereunder.  Except as expressly set forth in Section 24.1.3 above, the liability of Lessee named herein and any immediate and remote successor in interest of Lessee (i.e., by means of any Transfer), and the due performance of the obligations of this Lease on Lessee’s part to be performed or observed, shall not in any way be discharged, released or impaired by any (i) agreement which modifies any of the rights or obligations of the parties under this Lease, (ii) stipulation which extends the time within which an obligation under this Lease is to be performed, (iii) waiver of the performance of an obligation required under this Lease, or (iv) failure to enforce any of the obligations set forth in this Lease.  Except as expressly set forth in Section 24.1.3 above, if any Occupant, assignee, manager or other transferee defaults in any performance due hereunder, Lessor may proceed directly against the Lessee named herein and/or any immediate and remote successor in interest of Lessee without exhausting its remedies against such Occupant, assignee, manager or other transferee.

24.1.8.                 REIT Protection.  Anything contained in this Lease to the contrary notwithstanding, no Transfer shall be consummated on any basis such that, based on the reasonable advice of Lessor’s outside counsel, the status of Lessor as a real estate investment trust could be jeopardized because (i) the rental or other amounts to be paid by the Occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the Occupant, assignee, manager or other transferee; (ii) the Transfer is with any Person in which Lessee or Lessor owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Code); or (iii) the Transfer is to be consummated with a Person or in a manner which could cause any portion of the amounts received by Lessor pursuant to this Lease or any Occupancy Arrangement to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto or which could cause any other income of Lessor to fail to qualify as income described in Section 856(c)(2) of the Code.  Lessee shall provide such information as Lessor’s outside counsel may reasonably request to provide its advice regarding the foregoing, and in rendering such advice, Lessor’s counsel shall be entitled to rely on factual representations from Lessee and Lessor; provided, however, that Lessee shall have no liability therefor if Lessee has provided such information and representations in good faith and after a reasonably diligent review and inquiry of the subject matter thereof.

App.C Page 5 of 9

24.1.9.                 Transfers In Bankruptcy.  In the event of a Transfer pursuant to the provisions of the Bankruptcy Code, all consideration payable or otherwise to be delivered in connection with such Transfer shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code.  Any consideration constituting Lessor’s property pursuant to the immediately preceding sentence and not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.  For purposes of this Section 24.1.9, the term “consideration” shall mean and include money, services, property and any other thing of value such as payment of costs, cancellation or forgiveness of indebtedness, discounts, rebates, barter and the like.  If any such consideration is in a form other than cash (such as in kind, equity interests, indebtedness earn-outs, or other deferred payments, consulting or management fees, etc.) Lessor shall be entitled to receive in cash the then present fair market value of such consideration.  Notwithstanding any provision of this Lease to the contrary, including this Section 24.1.8, it is expressly understood and agreed that it is the intention of the parties hereto that, notwithstanding any provision of the Bankruptcy Code, including Section 365(f) thereof, Lessee is precluded from effecting any Transfer of any single Facility except as may otherwise be expressly provided in this Lease.

24.1.10.                      Public Offering/Public Trading.  Notwithstanding anything to the contrary in this Article XXIV, so long as the stock of Lessee or any Controlling Person(s) is listed for trading on the American Stock Exchange or the New York Stock Exchange or authorized for quotation on the NASDAQ National Market, the transfer or exchange of such stock over such exchange or market shall not be deemed a Transfer hereunder unless the same constitutes a tender or similar offer (whether in one transaction or in any step or series of transactions) to acquire an interest in the outstanding and issued securities of Lessee or such Controlling Person(s) that results, directly or indirectly, in a change in control of Lessee or such Controlling Person(s).

24.1.11.                      Certain Other Transfers. Notwithstanding anything to the contrary in this Article XXIV, but subject to the provisions of Section 24.1.8 above, so long as Emeritus has other significant assets other than its interest (whether direct or indirect) in this Lease, the Facilities and any other leases of facilities between Lessor or an Affiliate of Lessor and Emeritus or an Affiliate of Lessee, Lessor shall consent to any Transfer resulting from (a) a sale or transfer of all or substantially all of the outstanding capital stock of Emeritus or a sale or transfer of all or substantially all of the assets of Emeritus, in each case to a single purchaser or transferee in a single transaction or (b) a merger, consolidation or stock exchange to which Emeritus is a party, and the provisions of Section 24.1.2.2 (i.e., payment of Transfer Consideration) shall not apply to such Transfer, so long as each of the following conditions is met:

(i)           The Consolidated Net Worth of the purchaser or transferee resulting from a Transfer pursuant to clause (a) above or the surviving party resulting from a Transfer pursuant to clause (b) above, as the case may be, following the effectiveness of such event shall be greater than the average Consolidated Net Worth of Emeritus for the twelve (12) month period immediately prior to the effectiveness of such event, as reasonably determined by Lessor.

App.C Page 6 of 9

(ii)           The debt to equity ratio of the purchaser or transferee resulting from a Transfer pursuant to clause (a) above or the surviving party resulting from a Transfer pursuant to clause (b) above, as the case may be, following the effectiveness of such event shall be less than the average debt to equity ratio of Emeritus for the twelve (12) month period immediately prior to the effectiveness of such event, as reasonably determined by Lessor.  For purposes of this clause (ii), “debt” shall include the capitalized value of any leases required to be capitalized in accordance with GAAP to which Emeritus and/or such transferee or surviving entity (and/or their consolidated Subsidiaries) are parties and the same shall be demonstrated by financial statements prepared in accordance with GAAP and reasonably satisfactory to Lessor.

(iii)           The purchaser or transferee resulting from a Transfer pursuant to clause (a) above or the other party(s) to the Transfer pursuant to clause (b) above, as the case may be, shall have sufficient operating experience and history with respect to a business of the nature, type and size of the business of Emeritus as the same exists prior to the effectiveness of such event, as reasonably determined by Lessor.  Such purchaser or transferee or other party to such Transfer, as the case may be, shall be deemed to have “sufficient operating experience and history” if, (A) the core management team of such purchaser, transferee or other party, as the case may be, has an average of not less than three (3) years’ operating experience with respect to the operation and management of facilities of the type and nature operated and/or managed by Emeritus and its Subsidiary(ies), or (B) such transferee or purchaser or other party, as the case may be, shall immediately following the effectiveness of such Transfer, and for a period of not less than one (1) year thereafter, retain and/or hire in a full-time management or consulting capacity a majority of the principal officers of Emeritus who were in the employment of Emeritus prior to the effectiveness of Transfer.

(iv)           Except in the case of a Transfer as to which such transferee or purchaser or surviving party, as the case may be, assumes the obligations of Emeritus hereunder and any Guarantor under any under the applicable Guaranty as a matter of law, such transferee or purchaser or surviving party shall execute a written assumption of this Lease and with respect to each Guaranty, either (A) a written assumption of such Guaranty in form and substance reasonably acceptable to Lessor or (B) a new guaranty of this Lease consistent in form and substance with each such Guaranty.

(v)           No Event of Default shall have occurred and be continuing hereunder.

(vi)           [Intentionally Omitted].

App.C Page 7 of 9

(vii)           Lessor shall receive the applicable information required by Section 24.1.2.1(i) with respect to each such proposed Transfer and the proposed purchaser or transferee resulting therefrom.

As used in this Section 24.1.11, “other significant assets” shall mean that Emeritus has other net current assets, whether direct or indirect, other than its interests (whether direct or indirect) in this Lease, the Facilities and the facilities covered thereby and any other facilities leased by Emeritus or an Affiliate of Emeritus from Lessor or an Affiliate of Lessor, which in the aggregate total not less than $100,000,000 or represent at least Forty Percent (40%) of the total net current assets of Emeritus, including its interests (whether direct or indirect) in the Facilities and any other facilities leased by Emeritus or any Affiliate of Emeritus from Lessor or an Affiliate of Lessor.

24.1.12.                      Affiliate Transactions.  Notwithstanding anything to the contrary contained in this Article XXIV but subject to the provisions of Section 24.1.8 above, Lessor’s consent shall not be required in connection with, and the provisions of Section 24.1.2.2 (i.e., payment of Transfer Consideration) shall not apply to, any assignment of Lessee’s interest in this Lease to any Affiliate(s) of Lessee, so long as in connection therewith, each of the following conditions is met:

(i)           In connection with such assignment, there is no change in the use of the Leased Property from the Primary Intended Use;

(ii)           No Event of Default shall have occurred and be continuing hereunder;

(iii)           The assignee shall assume all of the obligations of Lessee hereunder accruing subsequent to the effective date of such assignment by an instrument in writing in form and substance reasonably satisfactory to Lessor.  A copy of such executed assumption shall be delivered to Lessor along with the notice specified in clause (e) below;

(iv)           Except as expressly set forth in clause (vi) below, the original Lessee shall not be released from any of the obligations of the Lessee hereunder, whether occurring prior to or after the effective date of such transaction, and if requested by Lessor, shall execute a written guaranty of the “Lessee’s” obligations under this Lease in a form satisfactory to Lessor. In addition, no Guarantor shall be released from any of its obligations under any Guaranty and shall, if requested by Lessor, execute a written reaffirmation of such Guaranty in a form satisfactory to Lessor; and

(v)           Within ten (10) days after the effectiveness of such transaction, Lessee shall notify Lessor in writing of the occurrence of such event, the effective date thereof, the facts placing the same within the provisions of this Section 24.1.12 and any other change in the address for billings and notices to the Lessee pursuant to this Lease, accompanied by an executed copy of the assumption or written guaranty as required pursuant to this Lease.

App.C Page 8 of 9

(vi)           Notwithstanding anything to the contrary contained in this Section 24.1.12, the original Lessee following an assignment to any Affiliate(s) of Lessee as provided in this Section 24.1.12 shall be released from all obligations under this Lease upon the dissolution or liquidation of such original Lessee.

App.C Page 9 0f 9